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                                                                   Exhibit 10.18

                                SECOND AMENDMENT
                  TO THE AMENDED AND RESTATED ECONOPHONE, INC.
                          1996 FLEXIBLE INCENTIVE PLAN

      1. The first sentence of Section 2.2 of the 1996 Flexible Incentive Plan is amended to read as follows:

      The maximum aggregate number of shares of Common Stock available for award under the Plan is 5,500,000, subject to adjustment pursuant to Article 12 hereof, of which 5,250,000 may be in the form of Voting Stock and 250,000 may be in the form of Non-voting Stock.